UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 6, 2002

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

COMMISSION FILE NUMBER 0-16448

Holiday RV Superstores, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	59-1834763
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)

200 East Broward Boulevard, Suite 920
Fort Lauderdale, Florida 33301
(Address Of Principal Executive Offices)

(954) 522-9903
(Registrant’s Telephone Number,
Including Area Code)

100 Tri-State International Drive, Suite 115
Lincolnshire, Illinois 60069

(Former Name Or Former Address,
If Changed Since Last Report)

This Form 8-K/A hereby amends Item 7 of the Form 8-K filed with the Securities and Exchange Commission on December 13, 2002, by Holiday RV Superstores, Inc., a Delaware Corporation (the “Company”), to provide the financial information required in connection with the sale of the assets of its Bakersfield, California business to Venture Out RV Centers, Inc. (the “Purchaser”) in accordance with the terms and conditions set forth in the Agreement for Purchase and Sale of Assets, dated November 22, 2002, by and among the Company, Holiday RV Superstores West, Inc. , a wholly owned subsidiary of the Company, and the Purchaser.

SIGNATURE
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)	Pro forma Financial Information. The pro forma financial information required by Item 7(b) is included and attached hereto as exhibit 7(b) and incorporated herein by reference:

Unaudited Condensed Consolidated Pro Forma Balance Sheet as of October 31, 2002

Unaudited Condensed Consolidated Pro Forma Statement of Operations for the Year Ended October 31, 2002

Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

(c)	Exhibits.

Exhibit No	Description
7(b)	Unaudited Condensed Consolidated Financial Statements as of and for the Year Ended October 31, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 16th day of June, 2003.

HOLIDAY RV SUPERSTORES, INC /s/ Anthony D. Borzillo Anthony D. Borzillo Chief Executive Officer and Chief Financial Officer

3